UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

AMENDMENT NO. 1 TO CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  February 12, 2016

Black Hills Corporation

(Exact name of registrant as specified in its charter)

South Dakota

(State or other jurisdiction of incorporation)

001-31303	46-0458824
(Commission File Number)	(IRS Employer Identification No.)

625 Ninth Street
Rapid City, South Dakota	57709-1400
(Address of principal executive offices)	(Zip Code)

605-721-1700

(Registrants telephone number, indicating area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(d))

☐                          Pre-commencement communications pursuant to Rule 13e-e(c) under the Exchange Act (17 CFR 240.13e-4(c)

EXPLANANTORY NOTE

On February 12, 2016, Black Hills Corporation (“the Company”, “the Registrant”) acquired SourceGas Holdings, LLC (“SourceGas”) from investment funds managed by Alinda Capital Partners and GE Energy Financial Services, a unit of General Electric Co., pursuant to the purchase and sale agreement executed on July 12, 2015 for approximately $1.89 billion.  This Amendment No. 1 on Form 8-K/A (the “Amendment”) is being filed by the Company to amend Item 9.01 of the Current Report on Form 8-K (“the Original 8-K”) filed by the Company on February 12, 2016.  Except as described above, all other information in, and the exhibits to, the Original 8-K, remain unchanged.  In response to Item 9.01 in the Original 8-K, the Company indicated that it would file the required information by amendment as set forth below.

Item 9.01                                        Financial Statements and Exhibits.

(a)         Financial Statements of Business acquired

Filed herewith are the following financial statements of SourceGas:

Audited Financial Statements of SourceGas as of and for the years ended December 31, 2015 and 2014.

(b)         Pro Forma Financial Information

Filed herewith is the following pro forma financial information:

Unaudited Pro Forma Combined Condensed Statement of Income (Loss) for the year ended December 31, 2015 and Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2015.

(d)         Exhibits

The following exhibits are filed herewith:

23.1                        Consent of KPMG LLP.

99.1                        Audited financial statements of SourceGas as of and for the years ended December 31, 2015 and 2014.

99.2                        Unaudited Pro Forma Combined Condensed Statement of Income for the year ended December 31, 2015 and Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK HILLS CORPORATION

By:	/s/ Richard W. Kinzley
Richard W. Kinzley
Senior Vice President
and Chief Financial Officer

Date:  March 18, 2016

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited financial statements of SourceGas Holdings LLC as of and for the years ended December 31, 2015 and 2014

99.2

Unaudited Pro Forma Combined Condensed Statements of Income for the year ended December 31, 2015 and Unaudited Pro Forma Combined Condensed Balance Sheets as of December 31, 2015 of Black Hills Corporation, and SourceGas Holdings LLC